UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 2017

HealthLynked Corp.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55768	47-1634127
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1726 Medical Blvd., Suite 101
Naples, Florida	34110
(Address of Principal Executive Offices)	(Zip Code)

(239) 513-9022

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01 Other Events.

On July 10, 2017, HealthLynked Corp. (the “Company”) issued a press release announcing the Company’s live presentation at VirtualInvestorConferences.com on July 13, 2017. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 relates to Item 8.01 above. The Company intends for Exhibit 99.1 to be deemed “filed” (and not furnished) for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press release dated July 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHLYNKED CORP.

Date: July 10, 2017	By:	/s/ George O’Leary
Name: George O’Leary
Title: Chief Financial Officer

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